UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                     THE HERZFELD CARIBBEAN BASIN FUND, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                     The Herzfeld Caribbean Basin Fund, Inc.

         --------------------------------------------------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                November 4, 1998

         --------------------------------------------------------------


                                                                  Miami, Florida
                                                                 August 31, 1998

TO THE SHAREHOLDERS OF
     THE HERZFELD CARIBBEAN BASIN FUND, INC.:

     The Annual Meeting of Shareholders of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") will be held on November 4, 1998 at 2:00 p.m., at the offices of Kaufman, Rossin & Co., Inc., 2699 S. Bayshore Drive, Miami, FL 33133, for the following purposes:

     (1)  the election of two directors;

     (2) to ratify or reject the selection of independent accountants made by the Board of Directors for the year ending June 30, 1999;

     (3) to transact such other business as may properly come before the meeting and any adjournments thereof.

     The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on August 15, 1998 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held without additional expense and a maximum number of shares may be voted.

                             CECILIA GONDOR-MORALES
                                    Secretary


                             YOUR VOTE IS IMPORTANT
             NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITINAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

If you cannot attend the Annual Meeting, it is requested that you complete and sign the enclosed Proxy and return it in the envelope provided so that the Meeting may be held and action taken on the matters described herein with the greatest possible number of shares participating.

                     The Herzfeld Caribbean Basin Fund, Inc.

                      P.O. Box 161465, Miami, Florida 33116
                                 PROXY STATEMENT
                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                NOVEMBER 4, 1998

     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the offices of Kaufman, Rossin & Co., Inc., 2699 Bayshore Drive, Miami, FL 33133 on November 4, 1998 at 2:00 p.m.

     Proxies  may be  solicited  by  mail,  telephone,  telegraph  and  personal interview. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees to forward proxy material to the beneficial owners of stock of record. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person. The cost of soliciting proxies will be paid by the Fund. This proxy statement is expected to be distributed to shareholders on or about August 31, 1998.

     THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR EACH OF THE NOMINEES FOR DIRECTOR, FOR THE RATIFICATION OF THE SELECTION OF THE FUND'S INDEPENDENT ACCOUNTANTS AND TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ADJOURNMENT THEREOF.

     On August 15, 1998, the date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof, there were issued and outstanding 1,677,636 shares of Common Stock of the Fund, each entitled to one vote, constituting all of the Fund's then outstanding securities.

     At the Annual Meeting, a quorum shall consist of the holders of a majority of the outstanding shares of the Common Stock of the Fund entitled to vote at the meeting. If a quorum is present, a plurality of all votes cast at the Annual Meeting shall be sufficient for the election of a director (Proposal 1). The affirmative vote of more than 50% of the shares voted at the Annual Meeting, assuming a quorum is present, is required for the ratification of the selection of Kaufman, Rossin & Co. as independent accountants of the Fund (Proposal 2). Under Maryland law, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Annual Meeting, but will be treated as votes not cast, and therefore, will not be counted for purposes of determining whether matters to be voted upon at the Annual Meeting have been approved.

     The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended June 30, 1998 to any shareholder requesting such report.

Requests for the annual report should be made in writing to the Fund at the address set forth above or by calling the Fund at 800-854-3863, or for Florida residents, 800-718-3863 or 305- 271-1900.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

     Two directors are to be elected at the Annual Meeting to hold office for a term of three years and until their successors shall have been elected and shall have qualified. Pursuant to the Fund's By-Laws, the directors are classified into three classes with respect to the year of expiration of their terms of office. Because the Fund's Class II directors' initial terms of office will expire in 1998, the Annual Meeting is being held for the election of Class II directors. The Class I and Class III directors' terms of office will expire in 2000 and 1999, respectively.

     If authority is granted on the accompanying proxy to vote in the election of directors, it is the intention of the persons named in the proxy to vote at the Annual Meeting for the election of the nominees named below, each of whom has consented to being named in the proxy statement and to serve if elected. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees selected by the Board of Directors, or the Board may reduce the number of directors as provided in the Fund's By-Laws. The Fund currently knows of no reasons why either of the nominees listed below would be unable or unwilling to serve if elected.

     As of August 31, 1998, the Fund's Board of Directors consisted of six members. Mr. Hubert Marleau resigned from the Board as of June 17, 1998. The vacancy on the Board resulting from Mr. Marleau's resignation has been filled by Ms. Ann S. Lieff, who was elected as a Class II director by the Board members on August 31, 1998. Ms. Lieff and the other Class II director of the Fund, Mr. Kenneth A. B. Trippe, are both nominees for election, and their current terms as directors will expire on the date of the Annual Meeting or when their successors are elected and qualify.

     Certain information regarding each of the nominees as well as the current directors and executive officers of the Fund is set forth below.

Nominees for Directors

                                                                   Year First        Shares Owned        Percent Owned
    Name and Position         Principal Occupation                   Became         Beneficially;         Beneficially
        with Fund               for Past 5 Years          Age       Director       August 15, 1998      August 15, 1998
        ---------               ----------------          ---       --------       ---------------      ---------------
Kenneth A. B. Trippe      Chairman of Cruise Brokers,      65         1993              2,000                 .12%
Director                  Inc., and Trippe &
                          Company, Inc.

Ann S. Lieff              Consultant to Camelot            46         1998                0                    0
Director                  Music; President and CEO
                          of Spec's Music, Inc. until
                          July 29, 1998


Directors and Officers

                                                                                     Shares Owned        Percent Owned
    Name and Position               Position          Principal Occupation           Beneficially         Beneficially
        with Fund           Age       Since             for Past 5 Years           August 15, 1998      August 15, 1998
        ---------           ---       -----             ----------------           ---------------      ---------------
Thomas J. Herzfeld*          53       1993      Chairman and President of               36,448                2.2%
President & Director                            Thomas J. Herzfeld & Co., Inc.
                                                and Thomas J. Herzfeld
                                                Advisors, Inc.

Cecilia Gondor-              36       1993      Executive Vice President of             1,400                 .08%
Morales*                                        Thomas J. Herzfeld & Co., Inc.
Director, Treasurer &                           and Thomas J. Herzfeld
Secretary                                       Advisors, Inc.

Ted S. Williams*             36       1997      Vice President, Thomas J.               1,000                 .06%
Director                                        Herzfeld & Co., Inc. and
                                                Thomas J. Herzfeld Advisors,
                                                Inc.

Bergthor F. Endresen         77       1993      Consultant and former                   5,505                 .33%
Director                                        Chairman of Aerotech World
                                                Trade Corp.

Ann S. Lieff                 46       1998      See "Nominees for Directors"              0                    0
Director                                        above

Kenneth A. B. Trippe         65       1993      See "Nominees for Directors"            2,000                 .12%
Director                                        above

---------------------------
*An "interested person" (as defined in the Investment Company Act of 1940) of the Fund because he/she is an officer and employee of the Fund's investment adviser.

     The Board of Directors of the Fund held four regular meetings during the Fund's fiscal year ended June 30, 1998. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of each committee of which he was a member. The Audit Committee of the Board currently consists of Messrs. Endresen, and Trippe, and Ms. Lieff, none of whom is an "interested person" of the Fund. The Audit Committee reviews the scope of the audit by the Fund's independent accountants, confers with the accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund, and makes recommendations with respect to the selection of accountants for the Fund. The Audit Committee met once during the fiscal year ended June 30, 1998. The Board does not have a nominating or compensation committee. The Fund pays those directors who are not "interested persons" of the Fund $1,000 per year in addition to $400 for each meeting of the Board attended, plus reimbursement for expenses. Such fees totaled $8,300 for the fiscal year ended June 30, 1998.

     As of August 15, 1998, directors and executive officers beneficially owned an aggregate 2.76% of the Fund's outstanding shares on that date.

     The aggregate compensation paid by the Fund to each of its directors serving during the fiscal year ended June 30, 1998 is set forth in the compensation table below. Mr. Herzfeld, Ms. Gondor- Morales and Mr. Williams receive no direct compensation for their services on the Fund's Board.

                                                                                               Total Compensation
                                          Aggregate             Pension or Retirement          from Fund and Fund
       Name of Person and                Compensation             Benefits Accrued               Complex Paid to
       Position with Fund               from the Fund         as Part of Fund Expenses              Directors
       ------------------               -------------         ------------------------              ---------
Thomas J. Herzfeld*                           $0                         $0                            $0
President and Director

Cecilia Gondor-Morales*                       $0                         $0                            $0
Director, Treasurer & Secretary

Ted S. Williams*                              $0                         $0                            $0
Director

Bergthor F. Endresen                        $2,200                       $0                          $2,200
Director

Kenneth A.B. Trippe                         $2,200                       $0                          $2,200
Director

---------------------------
*"Interested person" of the Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

                   RATIFICATION OR REJECTION OF APPOINTMENT OF
                             INDEPENDENT ACCOUNTANTS
                                  (Proposal 2)

     Kaufman, Rossin & Co., 2699 South Bayshore Drive, Miami, Florida 33133, independent accountants for the Fund, has examined the Fund's financial statements for the fiscal year ended June 30, 1998, and in connection therewith has reported on the financial statements of the fund, prepared the Fund's tax returns and reviewed certain filings of the Fund with the Securities and Exchange Commission. Kaufman, Rossin & Co. has not performed any other services for the Fund. The Audit Committee of the Board of Directors met on June 23, 1998 and recommended the selection of Kaufman, Rossin & Co. as independent accountants for the Fund for the fiscal year ending June 30, 1999. At a meeting held on July 1. 1998, the Board of Directors, including a majority of those directors who are not "interested persons" of the Fund, after considering the recommendation of the Audit Committee, selected Kaufman, Rossin & Co. to act as independent accountants for the Fund for the year ending June 30, 1999. Under the Investment Company Act of 1940, such selection must be submitted to shareholders for ratification or rejection at the Annual Meeting.

     A representative of Kaufman, Rossin & Co. will be present at the meeting and will have the opportunity to respond to appropriate questions from shareholders and to make such statements as desired.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" THE SELECTION OF KAUFMAN, ROSSIN & CO., AS THE FUND'S INDEPENDENT ACCOUNTANTS.

                             ADDITIONAL INFORMATION

     HERZFELD/CUBA (the "Adviser"), a division of Thomas J. Herzfeld Advisors, Inc., with offices at The Herzfeld Building, P.O. Box 161465, Miami, Florida 33116, serves as the Fund's investment adviser pursuant to an Investment Advisory Contract dated June 24, 1993. The Adviser also provides certain administration services to the Fund, but the Fund has no formal administrative contract. Mr. Herzfeld, Ms. Gondor-Morales and Mr. Williams, directors of the Fund, are executives of the Adviser.

     Thomas J. Herzfeld & Co., Inc., P.O. Box 161465, Miami, Florida 33116, acted as Underwriter to the Fund.

     Section 16 of the Securities Exchange Act of 1934 requires that certain specified persons file reports of their ownership and changes in ownership of shares of reporting companies. During the Fund's fiscal year, Thomas J. Herzfeld, Director and President of the Fund, failed to file on a timely basis a report required by Section 16(a) of the Securities Exchange Act of 1934. Such report, which was filed with the Securities and Exchange Commission on August 6, 1998, disclosed the purchase of 1,000 shares of the Fund on November 11, 1997 and 2,000 shares of the Fund on November 12, 1997, for a total consideration of $16,026.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of August 15, 1998, there were no persons known by the Fund to own beneficially more than 5% of the outstanding shares of the Fund.

                              SHAREHOLDER PROPOSALS

     Proposals intended to be presented by shareholders for consideration at the 1999 Annual Meeting of Shareholders must be received by the Secretary of the Fund no later than June 15, 1999 in order to be included in the proxy statement for the meeting.

     To submit a proposal, a shareholder must own 1% or $1,000 worth of shares of the Fund for at least one year, and must own those shares through the date of the 1999 Annual Meeting. Shareholders who qualify may submit only one proposal per Annual Meeting, and the proposal may be no longer than 500 words.

                REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

     The Annual Report to Shareholders of the Fund, including audited financial statements of the Fund for the fiscal year ended June 30, 1998, is being mailed to shareholders. The Annual Report should be read in conjunction with this Proxy Statement, but is not part of the proxy soliciting material. A copy of the Annual Report may be obtained from the Fund, without charge, by contacting the Fund in writing at the address on the cover of this Proxy Statement, or by calling 800- 854-3863 (for Florida residents, 800-718-3863), or 305-271-1900.

                                  OPEN MATTERS

     Management of the Fund does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

                                                      By Order of the Directors,

                                                          Cecilia Gondor-Morales
                                                 Director, Treasurer & Secretary
                                         The Herzfeld Caribbean Basin Fund, Inc.

Dated:  August 31, 1998

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                   OF THE HERZFELD CARIBBEAN BASIN FUND, INC.

     The undersigned hereby appoints Cecilia Gondor-Morales, as attorney, with full powers of substitution and revocation, to attend the Annual Meeting of Shareholders of The Herzfeld Caribbean Basin Fund, Inc. on November 4, 1998 and any adjustments thereof and thereat to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Annual Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof.

     If said attorney or any substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or, if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.


                                            Dated:  ____________________, 1998

                                             _________________________________
                                            |                                 |
                                            |_________________________________|


                                            Sign here exactly as name(s) appear
                                            on the left.

ALL PROXIES WILL BE VOTED, AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON. IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE ELECTION OF EACH OF THE NOMINATED DIRECTORS AND WILL BE VOTED "FOR" ITEM 2.

Please vote by filling in the boxes below           FOR              WITHHOLD
                                           the nominees listed      AUTHORITY
                                            below (except as     to vote for all
1.  ELECTION OF DIRECTORS:                   indicated to the    nominees listed
    Kenneth A. B. Trippe, Ann. S. Lieff      contrary below)          below
                                                   |_|                 |_|

INSTRUCTION:  To withhold authority to vote for any
individual nominee, write that nominee's name in the space
provided below.
_______________________________________


2.  Proposal to ratify the selection of
    Kaufman, Rossin & Co. as independent            FOR     AGAINST    ABSTAIN
    accountants for the Fund for the year
    ending June 30, 1999.                           |_|       |_|        |_|

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.